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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K


                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


   Date of Report (Date of Earliest Event Reported)   January 18, 2000


                       Charming Shoppes Master Trust
                        (Issuer and Co-Registrant)

                    Charming Shoppes Receivables Corp.
          (Exact Name of Registrant as Specified in its Charter)


                                 Delaware
              (State or Other Jurisdiction of Incorporation)


          333-71757                                  51-0383871
   (Commission File Number)                       (I.R.S. Employer
                                                 Identification No.)

     3411 Silverside Road
     Wilmington, Delaware                               19810
     (Address of Principal                            (Zip Code)
      Executive Offices)


                              (302) 479-5510
                      (Registrant's Telephone Number,
                           Including Area Code)


                             Not Applicable
      (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events.

     The Registrants are filing the Monthly Payment Instructions and Notification to the Trustee and Monthly Certificateholders'
Statement.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

     A list of exhibits filed herewith is contained in the Index to Exhibits hereto, which is incorporated herein by reference.
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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CHARMING SHOPPES RECEIVABLES CORP.
                              (Registrant)




Dated: January 18, 2000       By: /S/ Kirk R. Simme, VP
                              Name:  Kirk R. Simme
                              Title:  Vice President


                              SPIRIT OF AMERICA, INC., as
                              Servicer, on behalf of Charming
                              Shoppes Master Trust
                              (Co-Registrant)




Dated: January 18, 2000       By: /S/ Kirk R. Simme, VP
                              Name:  Kirk R. Simme
                              Title:  Vice President

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                        INDEX TO EXHIBITS



Exhibit
  No.    Document Description


20.1 Monthly Payment Instructions and Notification to the Trustee and Monthly Certificateholders'
         Statement, dated as of January 18, 2000.